Exhibit 99.1

Lanvin Group, a Global Luxury Fashion Group, to Become

Publicly Traded on the NYSE via Business Combination with

Primavera Capital Acquisition Corporation

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Lanvin Group is a global luxury fashion group that owns the oldest operating French couture house Lanvin, Italian luxury shoemaker Sergio Rossi, Austrian skinwear specialist Wolford, iconic American womenswear brand St. John Knits, and high-end Italian menswear maker Caruso

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Strong foundation in Europe combined with a unique position to capture significant growth opportunities in the world’s largest luxury markets—North America and Asia, where the Group has built an extensive luxury fashion ecosystem

•	Operating in over 80 countries with 1,200 points of sales, 3,600 employees, and more than 300 retail stores, the Group expects to open over 200 new stores by 2025

•	Transaction values Lanvin Group at a pro forma enterprise value of US$1.5 billion, with a combined pro forma equity value of up to US$1.9 billion

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Total proceeds are expected to be up to US$544 million, including up to US$414 million of cash in the trust account, and fully committed PIPE subscription and forward purchase agreements of US$130 million in the aggregate from investors including Fosun International Limited, ITOCHU Corporation, Stella International Limited, Baozun Hong Kong Investment Limited, Golden A&A, Aspex Master Fund and Sky Venture Partners L.P.

•	Proceeds will be used to accelerate the organic growth of Lanvin Group’s brand portfolio, and to fund future acquisitions that enrich its luxury fashion portfolio

23 March 2022—Lanvin Group (the “Group”), a global luxury fashion group and Primavera Capital Acquisition Corporation (NYSE: PV) (“PCAC”), announced today they have entered into a definitive business combination agreement that is expected to list Lanvin Group on the New York Stock Exchange under the ticker symbol “LANV”. PCAC is a special purpose acquisition company listed on The New York Stock Exchange and is also an affiliate of Primavera Capital Group (“Primavera”), a leading global investment firm with over US$17 billion of assets under management.

The transaction values Lanvin Group at a pro forma enterprise value of US$1.5 billion, with a combined pro forma equity value of up to US$1.9 billion.

Through the business combination, Lanvin Group, which was established by Fosun International Limited (0656.HK) (“Fosun International”) in 2017, is expected to benefit from Primavera’s extensive networks and insights in the consumer sector, together with a robust balance sheet, to create long-term sustainable value across its portfolio and to catalyze growth with further acquisitions.

Ms. Joann Cheng, Chairman and CEO of Lanvin Group, said: “Today’s announcement marks another milestone in Lanvin Group’s growth journey. We are excited to partner with Primavera for our next chapter of growth across Europe, North America and Asia. In recent years, we have not only invested in prestigious heritage brands but have also created a strategic alliance of industry-leading companies as partners and co-investors in Lanvin Group. Each of these partners is uniquely qualified to help drive growth, enhance the performance of our brands and unlock the full potential of new markets. We plan to accelerate the growth of our portfolio via both organic development and disciplined acquisitions, building a global portfolio of iconic luxury fashion brands that appeal to a broad customer base. Lanvin Group will not only enable these brands to flourish in their home countries, but also in Asia and North America, the largest luxury markets in the world.”

Mr. Max Chen, Chairman, CEO & CFO of PCAC, and Partner of Primavera, said, “We have been looking to support an emerging leader in the consumer sector with enduring global appeal and significant growth prospects in Asia. In Lanvin Group, we see a unique global business with a rich heritage, an entrepreneurial management team, and a differentiated strategy to build a luxury powerhouse for a new generation of consumers, especially benefiting from surging luxury consumption in Asia. Lanvin Group and Primavera share the same vision of nurturing and reinvigorating world-class luxury brands. We look forward to working together to further develop Lanvin Group’s global platform and drive growth across its brand portfolio.”

Diverse portfolio of iconic heritage brands and deep product know-how

Established by global innovation-driven consumer group Fosun International in 2017, Lanvin Group’s portfolio of heritage brands includes the oldest operating French couture house Lanvin founded in 1889, Italian luxury shoemaker Sergio Rossi, Austrian skinwear specialist Wolford, iconic American womenswear brand St. John Knits, and high-end Italian menswear maker Caruso. With over 390 years of combined history, these five brands constantly refresh their look and feel to remain relevant to the new generation of luxury consumers. They have far-reaching global presence, operating in more than 80 countries with approximately 1,200 points of sales, 3,600 employees and over 300 retail stores across the world.

Lanvin Group’s brand portfolio covers a wide variety of fashion categories and leverages a combination of e-commerce, offline retail and wholesale channels, providing both significant growth opportunities as well as stability and resilience throughout the fashion cycle.

Behind the brands’ products are the highest quality in craftsmanship and commitment to sustainability. Lanvin Group has six vertically integrated production facilities in Europe and North America, covering the manufacturing of luxury shoes, skinwear, knitwear, menswear and fashion jewelry, empowering its brands with unparalleled product know-how and R&D capabilities in their own respective categories.

Lanvin Group’s ESG policy follows that of Fosun International, whose most recent MSCI ESG rating is “AA”. As a global luxury company, Lanvin Group and its brands take initiatives to create business value and prioritize sustainability.

Global growth ambition with significant runway in Asia and North America

Lanvin Group’s portfolio of brands are recognized names in their existing markets where they have experienced robust growth over the past year. With the Group’s backing and investment in digitalization, marketing and an expansion of their product categories and store footprint, the brands are uniquely positioned to exploit near-term growth opportunities, while setting the foundation for sustainable long-term success globally.

Lanvin Group has a strong foundation in Europe, with nearly half of the Group’s revenue currently derived from EMEA. In addition to significant future growth opportunities in Europe, the Group is placing a strategic emphasis on realizing the brands’ untapped potential in both Asia and North America, where its brands are at an inflection point to achieve rapid and significant future growth. Greater China accounted for 14% of the Group’s global revenue in 2021 with North America contributing 33% (15% excluding St. John Knits).

The global luxury goods market is expected to reach c.US$430 billion (€380 billion) by 2025 with Chinese luxury consumption set to account for nearly half of the global market. 1 Lanvin Group is well-positioned to capture the enormous growth potential driven by flourishing demand for luxury goods globally. In the fast-growing Asian market, the Group and its strategic partners have unparalleled access and track record in backing international consumer brands and powering their growth. In North America, the brands are also beginning to unlock the huge growth potential of the market by opening new retail stores, expanding e-commerce channels, as well as launching dedicated marketing and brand collaborations.

Clear growth strategy with proven track record

Over the years, Lanvin Group has proven itself to be a leading platform for transformation of heritage brands through product innovation, strengthened merchandising, digitalization, omnichannel activation, new market entry, localized brand marketing, as well as leveraging its distinctive advantages and exceptional resources in APAC.

Its portfolio brands are fully equipped to optimize their product mix and expand into new categories, such as accessories and leather goods, which all represent significant growth opportunities. The portfolio brands will continue to tap into new trends including athleisure and cosmetics, and will evolve with the emerging, younger client base with high spending power.

As a testament to the success of Lanvin Group’s strategy, the Lanvin brand, acquired by the Group in 2018, reaffirmed its strong growth trajectory in 2021, with global revenue growing 103% year-over-year. Of this growth, revenue in Greater China and North America increased by 122% and 298% respectively. Global e-commerce revenue increased by 407% compared to 2020 and by 14 times compared to 2019. 2

In addition to organic growth initiatives, Lanvin Group plans to use the transaction proceeds for potential future acquisitions that complement its luxury fashion ecosystem. The Group will continue to invest in high-quality assets with diverse markets and product categories that can benefit from its operational value-add, global expansion strategies, as well as refreshed value propositions targeting high-growth segments. While the Group’s investment focus remains on high-end brands with rich brand heritage and fine craftsmanship, in 2022 it also plans to launch an incubator project dedicated to minority investments in fast-growing companies with strengths in creativity, digitalization, as well as sustainable and intelligent supply chains.

Unique investor ecosystem to drive synergies and sustainable growth

Lanvin Group has also leveraged its unique platform to assemble a one-of-a-kind strategic alliance of investors in the Group. The alliance comprises of multibillion-dollar enterprise partners along the luxury fashion value chain, operating across key sectors including product development, manufacturing, marketing and e-commerce. Joining together with a shared vision to empower Lanvin Group’s portfolio brands and drive sustainable growth, the alliance of industry leaders includes:

[1]	Source: Bain-Altagamma Luxury Goods Worldwide Market Study (Fall 2021-20th).
[2]	Historical figures presented here were all management accounts and were not audited under PCAOB standards.

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Fosun International, Lanvin Group’s founding shareholder with global businesses covering healthcare, consumer products, finance and industrial operations, including Fosun Tourism Group (1992.HK), Fosun Pharma (2196.HK and 600196.SHA) and Yuyuan Tourist Mart (600655.SH);

•	ITOCHU Corporation (8001.T), a preeminent Japanese trading conglomerate;

•	K11, the global high-end lifestyle brand and operator of luxury shopping malls under New World Development Company Limited (0017.HK);

•	Stella International (1836.HK), a leading developer and manufacturer of luxury footwear and leather goods;

•	Baozun (NASDAQ: BZUN and HKEX: 09991.HK), a leading global brand e-commerce business partner of global fashion, luxury and other brands in China;

•	Activation Group (9919.HK), a leading interactive data performance marketing group for fashion and luxury brands in Greater China; and

•	Neo-Concept Group, a one-stop apparel manufacturer with over thirty years of experience focusing on innovative and sustainable textiles and fashion.

These strategic partners are shareholders of Lanvin Group through prior capital rounds and/or through participation in the PIPE. The strategic alliance will continue to play an integral role in Lanvin Group’s global expansion.

Innovative management structure which empowers brands at global and local level

Lanvin Group’s management is structured so that its brands are able to make bold moves and quick, informed decisions to capitalize on opportunities in their respective markets. The Group has a nimble corporate structure, built around a dual-engine strategy which recognizes the different drivers and growth levers in the established North American and European markets and the fast-growing Asian markets. Management has been structured, decentralized and empowered with the flexibility to make swift decisions and build its brands according to the needs and tastes of local markets. This unique structure also ensures that the Group will continue attracting the most accomplished and creative talent worldwide.

Lanvin Group has also attracted a world-class advisory team of proven business leaders, bringing further global expertise to the execution of the Group’s growth strategy. The advisory team includes Mitch Garber, Chairman of Invest in Canada, Board Member of Apollo Strategic Growth Capital, Rackspace and Shutterfly; Jennifer Fleiss, co-founder of Rent the Runway, Partner of Volition Capital and Board Member of Apollo Strategic Growth Capital, Shutterfly, and Party City; and Ceci Kurzman, founder of Nexus Management Group and Board Member of Warner Music and Revlon.

Disruptive digital and creative initiatives to optimize customer experience

Lanvin Group is harnessing the power of technology to reinforce its global digital strategies and channels in order to get closer to its customers. Localized digital strategies are used to address diverse e-commerce and social platforms in each market. In the US, a shared Digital Platform has been developed to optimize online customer experience and operational efficiencies.

The Group has formed a complementary creative interface, including a Creative Platform in Milan, bringing together its emerging creative talents and resources from around the globe to enable the brands to adapt swiftly to changing consumer preferences and enhance their creative visions.

By investing and developing in its digital and creative capabilities, Lanvin Group will continue to reach a wider, younger, and more diverse audience, demonstrating the group’s breadth and quality of products as well as its identity, history and values.

Transaction Overview

PCAC has entered into a definitive business combination agreement with Lanvin Group. Pursuant to the proposed business combination, Lanvin Group will become a wholly-owned subsidiary of the combined company, Lanvin Group Holdings Limited, a newly formed entity (“PubCo”) (the “Business Combination”). The transaction values Lanvin Group at a pro forma enterprise value of US$1.5 billion, with a combined pro forma equity value of up to US$1.9 billion.

As part of the transaction, all of Lanvin Group’s existing shareholders will roll 100% of their shares in Lanvin Group into the PubCo, representing in the aggregate approximately 65% of PubCo.

Lanvin Group will receive proceeds of up to US$544 million, including up to US$414 million of cash currently held in PCAC’s trust account, fully committed PIPE subscription and forward purchase agreements of US$130 million in the aggregate from investors including Fosun International Limited, ITOCHU Corporation, Stella International Limited, Baozun Hong Kong Investment Limited, Golden A&A, Aspex Master Fund and Sky Venture Partners L.P.

A bonus pool of 3.6 million PubCo shares will be made available exclusively to PCAC non-redeeming public shareholders. Bonus shares forfeited by redeeming PCAC shareholders will be distributed to non-redeeming PCAC shareholders on a pro rata basis. All of the shares in the bonus pool will be contributed by Fosun International and Primavera Capital Acquisition LLC, the sponsor of PCAC.

The proceeds of the transaction will be used for operational improvements and growth initiatives including branding and marketing, product category and retail store expansion, general working capital, as well as future acquisitions.

The Boards of Directors of both PCAC and Lanvin Group have each unanimously approved the proposed transaction, which is expected to close later this year, subject to customary approvals and conditions and to PCAC’s shareholders’ vote. Upon completion of the transaction, the business of the Group will operate under the Lanvin Group name and intends to apply to be listed on the NYSE under the ticker symbol “LANV”.

Advisors

Cantor Fitzgerald & Co. is acting as exclusive financial advisor to Lanvin Group. Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC are acting as joint capital market advisors to Primavera Capital Acquisition Corporation. Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Cantor Fitzgerald & Co. are acting as joint placement agents on the PIPE. DLA Piper is serving as legal advisor to Lanvin Group. Simpson Thacher & Bartlett LLP is serving as legal advisor to PCAC. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to the joint placement agents.

Investor Presentation

Lanvin Group and PCAC have posted an investor presentation regarding the proposed business combination that can be accessed by visiting: https://www.lanvin-group.com/investor-relation/

PCAC will file the investor presentation with the U.S. Securities and Exchange Commission (“SEC”) as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About Lanvin Group

Lanvin Group, formerly known as Fosun Fashion Group, is the leading global luxury fashion group headquartered in Shanghai, China, managing iconic brands worldwide including Lanvin, Sergio Rossi, Wolford, St. John Knits, and Caruso. Harnessing the power of its unique strategic alliance of industry-leading partners in the luxury fashion sector, Lanvin Group strives to expand the global footprint of its portfolio brands and achieve sustainable growth through strategic investment and extensive operational know-how, combined with an intimate understanding and unparalleled access to the fastest-growing luxury fashion markets in the world. For more information, please visit www.lanvin-group.com.

About Primavera Capital Acquisition Corporation

Primavera Capital Acquisition Corp. (NYSE: PV, “PCAC”), is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. PCAC is an affiliate of Primavera Capital Group (“Primavera”), a leading alternative investment management firm. With offices in Beijing, Hong Kong, Singapore and Palo Alto, Primavera manages both USD and RMB funds for prominent financial institutions, sovereign wealth funds, pension plans, endowments, corporations and family offices around the world. As of September 30, 2021, it had assets under management of approximately US$17 billion. Primavera employs a flexible investment strategy comprised of buy-out/control-oriented, growth capital and restructuring investments. Having accumulated extensive experience in structuring and executing cross-border investment transactions, Primavera seeks to create long-term value for its portfolio companies by combining deep local connectivity in China with global experience and best practices. For more information, please visit www.primavera-capital.com.

Enquiries:

Media

Lanvin Group

Finsbury Glover Hering

Richard Barton +852 9301 2056 richard.barton@fgh.com	Harry Florry +852 9818 2239 harry.florry@fgh.com	Louis Hung +852 9084 1801 louis.hung@fgh.com

Primavera Capital Acquisition Corporation

Primavera Capital Group: media@primavera-capital.com

Finsbury Glover Hering: primavera-hkg@fgh.com

Investors

Lanvin Group

ir@lanvin-group.com

Primavera Capital Acquisition Corporation

Alex Ge

+852 3767 5068

chengyuan.ge@primavera-capital.com

Forward-Looking Statements

This press release, including the description of the transactions, agreements, and other information contained herein (collectively, this “communication”) includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed Business Combination, and also contains certain financial forecasts and projections. All statements other than statements of historical fact contained in this communication, including, but not limited to, statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of the Lanvin Group, market size and growth opportunities, competitive position, technological and market trends and the potential benefits and expectations related to the terms and timing of the proposed Business Combination, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or other similar expressions. All forward-looking statements are based upon estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Lanvin Group and PCAC, which are all subject to change due to various factors including, without limitation, changes in general economic conditions as a result of COVID-19. Any such estimates, assumptions, expectations, forecasts, views or opinions, whether or not identified in this communication, should be regarded as indicative, preliminary and for illustrative purposes only and should not be relied upon as being necessarily indicative of future results.

The forward-looking statements and financial forecasts and projections contained in this communication are subject to a number of factors, risks and uncertainties. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the timing and structure of the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; the inability of the parties to successfully or timely consummate the Business Combination and the other transactions in connection therewith, including as a result of the COVID-19 pandemic or the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of PCAC or the Lanvin Group is not obtained; the risk that the business combination disrupts current plans and operations of PCAC or the Lanvin Group as a result of the announcement and consummation of the Business Combination; the ability of the Lanvin Group to grow and manage growth profitably and retain its key employees including its chief executive officer and executive team; the inability to obtain or maintain the listing of the post-acquisition company’s securities on the NYSE following the Business Combination; failure to realize the anticipated benefits of Business Combination; risk relating to the uncertainty of the projected financial information with respect to the Lanvin Group; the amount of redemption requests made by PCAC’s shareholders and the amount of funds available in the PCAC trust account; general economic conditions and other factors affecting the Lanvin Group’s business; Lanvin Group’s ability to implement its business strategy; Lanvin Group’s ability to manage expenses; changes in applicable laws and governmental regulation and the impact of such changes on Lanvin Group’s business, Lanvin Group’s exposure to litigation claims and other loss contingencies; the risks associated with negative press or reputational harm; disruptions and other impacts to Lanvin Group’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Lanvin Group’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Lanvin Group’s technology infrastructure; changes in tax laws and liabilities; and changes in legal, regulatory, political and economic risks and the impact of such changes on Lanvin Group’s business. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of PubCo’s registration statement on Form F-4, the proxy statement/consent solicitation statement/prospectus discussed below, PCAC’s Quarterly Report on Form 10-Q and other documents filed by PubCo or PCAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, there may be additional risks that neither PCAC nor Lanvin Group presently know, or that PCAC or Lanvin Group currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Forward-looking statements reflect PCAC’s and Lanvin Group’s expectations, plans, projections or forecasts of future events and view. If any of the risks materialize or PCAC’s or Lanvin Group’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

Forward-looking statements speak only as of the date they are made. PCAC and Lanvin Group anticipate that subsequent events and developments may cause their assessments to change. However, while PubCo, PCAC and Lanvin Group may elect to update these forward-looking statements at some point in the future, PubCo, PCAC and Lanvin Group specifically disclaim any obligation to do so, except as required by law. The inclusion of any statement in this document does not constitute an admission by Lanvin Group nor PCAC or any other person that the events or circumstances described in such statement are material. These forward-looking statements should not be relied upon as representing PCAC’s or Lanvin Group’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, the analyses of Lanvin Group and PCAC contained herein are not, and do not purport to be, appraisals of the securities, assets or business of the Lanvin Group, PCAC or any other entity.

Financial Information; Use of Non-IFRS Financial Metrics and Other Key Financial Metrics

Certain financial information and data contained in this communication is unaudited.

Accordingly, such information and data may not be included, may be adjusted or may be presented differently in any proxy statement, prospectus or registration statement or other report or document to be filed or furnished by PCAC or PubCo with the SEC. This communication includes certain non-IFRS financial measures (including on a forward-looking basis). These non-IFRS measures are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with IFRS. Lanvin Group believes that these non- IFRS measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Lanvin Group. Lanvin Group’s management uses forward looking non-IFRS measures to evaluate Lanvin Group’s projected financial and operating performance. Lanvin Group believes that the use of these non-IFRS financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Lanvin Group’s financial measures with other similar companies, many of which present similar non-IFRS financial measures to investors.

However, there are a number of limitations related to the use of these non-IFRS measures and their nearest IFRS equivalents. For example, other companies may calculate non-IFRS measures differently, or may use other measures to calculate their financial performance, and therefore FFG’s non-IFRS measures may not be directly comparable to similarly titled measures of other companies. Lanvin Group does not consider these non-IFRS measures in isolation or as an alternative to financial measures determined in accordance with IFRS. The principal limitation of these non-IFRS financial measures is that they exclude significant expenses, income and tax liabilities that are required by IFRS to be recorded in Lanvin Group’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgements by Lanvin Group about which expense and income are excluded or included in determining these non-IFRS financial measures. In order to compensate for these limitations, Lanvin Group presents non-IFRS financial measures in connection with IFRS results.

Important Additional Information

This communication relates to a proposed Business Combination between Lanvin Group and PCAC. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed Business Combination will be submitted to shareholders of PCAC for their consideration.

PubCo intends to file a registration statement on Form F-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to PCAC’s shareholders in connection with PCAC’s solicitation for proxies for the vote by PCAC’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Lanvin Group’s shareholders in connection with the completion of the proposed Business Combination. PCAC and PubCo also will file other documents regarding the proposed Business Combination with the SEC.

After the Registration Statement has been filed and declared effective, PCAC will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that PCAC will send to its shareholders in connection with the Business Combination. PCAC’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with PCAC’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about PCAC, PubCo, Lanvin Group and the proposed Business Combination. Shareholders and investors may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by PCAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to PCAC. The information contained on, or that may be accessed through, the websites referenced in this document is not incorporated by reference into, and is not a part of, this document.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

PCAC, PubCo and Lanvin Group and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from PCAC’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of PCAC’s shareholders in connection with the proposed transactions will be set forth in PubCo’s proxy statement/prospectus when it is filed with the SEC. You can find more information about PCAC’s directors and executive officers in PCAC’s final prospectus filed with the SEC on January 25, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.